UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2009

MANDALAY MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	00-10039	22-2267658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Avenue of the Stars, Suite 2550
Los Angeles, CA 90067
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (310) 601-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On June 2, 2009, Mandalay Media, Inc. (the “Company”) dismissed Crowe Horwath, LLP (“Crowe”) as the Company’s independent registered public accounting firm. The decision to change accountants was approved by the Company’s Board of Directors.

No reports issued by Crowe during the time that it served as the Company’s principal accountant, from February 15, 2009 to June 2, 2009, contained an adverse opinion or disclaimer of opinion, nor were any reports issued by Crowe qualified or modified as to uncertainty, audit scope, or accounting principles. During the time that Crowe served as the Company’s principal accountant, there were no disagreements with Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe, would have caused Crowe to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements during such periods. None of the events described in Item 304(a)(1)(iv) or (v) of Regulation S-K occurred during the period that Crowe served as the Company’s principal accountant.

The Company provided Crowe with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested that Crowe furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which it does not agree. A copy of such letter, dated June 4, 2009, is attached hereto as Exhibit 16.1.  By filing the letter as an exhibit, the Company is not necessarily indicating its agreement with the statements contained therein.

On June 2, 2009, the Company engaged Singer Lewak, LLP (“Singer”) as the Company’s new independent registered public accounting firm to provide audit services for the Company.

During the period that Crowe served as the Company’s principal accountant, the Company did not consult with Singer regarding the application of accounting principles to a specific transaction, or type of audit opinion that might be rendered on the Company’s financial statements and no written or oral advice was provided by Singer that was a factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues, and the Company did not consult with Singer on or regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Number	Description
16.1	Letter regarding change in certifying accountant, dated June 4, 2009 from Crowe Horwath, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANDALAY MEDIA, INC.

Dated : June 4, 2009	By:	/s/ James Lefkowitz
James Lefkowitz
President